Exhibit 99.2

FINANCIAL STATEMENTS

HEYU LEISURE HOLIDAYS CORPORATION

For the quarterly period ended September 30, 2014

FINANCIAL INFORMATION	Page

Balance Sheets as of September 30, 2014 (unaudited) and December 31, 2013	2

Statements of Operations for the Three Months and Nine Months Ended September 30, 2014 (unaudited) and for the Period from July 2, 2013 (Inception) to September 30, 2013	3

Statements of Cash Flows for the Nine Months Ended September 30, 2014 (unaudited) and for the Period from July 2, 2013 (Inception) to September 30, 2013	4

Notes to Financial Statements (unaudited)	5 - 10

HEYU LEISURE HOLIDAYS CORPORATION

 Condensed Balance Sheets

	September 30,	December 31,
	2014	2013
	(Unaudited)

ASSETS

Current assets
Cash	$5,900	$2,000

Total assets	5,900	2,000

LIABILITIES AND STOCKHOLDERS' EQUITY

Related party payable	$20,800	$—
Accrued liabilities	5,225	1,150

Total liabilities	26,025	1,150

Stockholders' equity/ (deficit) Preferred stock, $0.0001 par value, 20,000,000 shares authorized; none issued and outstanding Common stock, $0.0001 par value, 100,000,000 shares authorized; 60,000,000 and 20,000,000 shares issued and outstanding as of September 30,2014 and December 31, 2013, respectively.	6,000	2,000

Additional paid-in capital	1,307	257
Accumulated deficit	(27,432)	(1,407)
Total stockholders' (deficit)/ equity	(20,125)	850

Total liabilities and stockholders' Equity	$5,900	$2,000

The accompanying notes are an integral part of these condensed financial statements

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HEYU LEISURE HOLIDAYS CORPORATION

Condensed Statements of Operations

(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,	For the period from July 2, 2013 (Inception) to September 30,
	2014	2013	2014	2013

Revenue	$-	$-	$-	$-
Operating expenses	5,225	1,407	26,025	1,407
Loss before income tax	(5,225)	(1,407)	(26,025)	(1,407)

Income tax	-	-	-	-
Net loss	$(5,225)	$(1,407)	$(26,025)	$(1,407)

Loss per share - basic and diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Weighted average shares-basic and diluted	35,362,637	20,000,000	13,428,571	20,000,000

The accompanying notes are an integral part of these condensed financial statements

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HEYU LEISURE HOLIDAYS CORPORATION

Condensed Statement of Cash Flows

(Unaudited)

		For the Period
	For the nine	from July 2, 2013
	months ended	(Inception) to
	September 30, 2014	September 30, 2013

OPERATING ACTIVITIES

Net loss	$(26,025)	$(1,407)
Changes in Operating Assets and Accrued liabilities	4,075	1,150

Net cash used in operating activities	(21,950)	(257)

FINANCING ACTIVITIES

Proceeds from issuance of common stock	6,000	-
Due to related party	20,800	-
Redemption of common stock	(2,000)	-

Proceeds from stockholders' additional contribution	1,050	257

Net cash provided by financing activities	25,850	257

Net increase in cash	3,900	-

Cash, beginning of period	2,000	2,000

Cash, end of period	$5,900	$2,000

The accompanying notes are an integral part of these condensed financial statements

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HEYU LEISURE HOLIDAYS CORPORATION

Noted to Condensed Financial Statements

(Unaudited)

NOTE 1	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Heyu Leisure Holidays Corporation ("Heyu" or "the Company") was incorporated on July 9, 2013 under the laws of the state of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. The Company has been in the developmental stage since inception and its operations to date have been limited to issuing shares to its original shareholders. The Company will attempt to locate and negotiate with a business entity for the combination of that target company with Heyu Leisure Holidays Corporation. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. In most instances the target company will wish to structure the business combination to be within the definition of a tax-free reorganization under Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended. No assurances can be given that the Company will be successful in locating or negotiating with any target company. The Company has been formed to provide a method for a foreign or domestic private company to become a reporting company with a class of securities registered under the Securities Exchange Act of 1934.

DEVELOPMENT STAGE ENTERPRISE

The Company has not earned any revenue from operations since inception. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in ASC 915, "Development Stage Entities." Among the disclosures required by ASC 915, are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

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BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") for interim financial information. Accordingly, they do not include all of the information and notes required by U.S. GAAP for complete financial statements. The accompanying unaudited financial statements include all adjustments, composed of normal recurring adjustments, considered necessary by management to fairly state our results of operations, financial position and cash flows. The operating results for interim periods are not necessarily indicative of results that may be expected for any other interim period or for the full year. These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in our annual report on Form 10-K for the year ended December 31, 2013 as filed with the SEC.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

CONCENTRATION OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of September 30, 2014 and December 31, 2013 respectively.

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HEYU LEISURE HOLIDAYS CORPORATION

Notes to Condensed Financial Statements

(Unaudited)

INCOME TAXES

Under ASC 740, "Income Taxes", deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. As of September 30, 2014 and December 31, 2013, there were no deferred taxes due to the uncertainty of the realization of net operating loss or carry forward prior to expiration.

LOSS PER COMMON SHARE

Basic loss per common share excludes dilution and is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted loss per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the loss of the entity. As of September 30, 2014 and December 31, 2013, there are no outstanding dilutive securities.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows guidance for accounting for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability.

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The Company monitors the market conditions and evaluates the fair value hierarchy levels at least quarterly. For any transfers in and out of the levels of the fair value hierarchy, the Company elects to disclose the fair value measurement at the beginning of the reporting period during which the transfer occurred.

NOTE 2 - GOING CONCERN

The Company has not yet generated any revenue since inception to date and has sustained operating losses during the period ended September 30, 2014. The Company had negative working capital of $20,125 and an accumulated deficit of $27,432 as of September 30, 2014. The Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company's ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

In order to maintain its current level of operations, the Company will require additional working capital from either cash flow from operations or from the sale of its equity. However, the Company currently has no commitments from any third parties for the purchase of its equity. If the Company is unable to acquire additional working capital, it will be required to significantly reduce its current level of operations.

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HEYU LEISURE HOLIDAYS CORPORATION

Notes to Condensed Financial Statements

(Unaudited)

NOTE 3 - RECENT ACCOUNTING PRONOUNCEMENTS

In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders’ equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company adopted ASU 2014-10 during the quarter ended June 30, 2014, thereby no longer presenting or disclosing any information required by Topic 915.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force) and the United States Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company's present or future financial statements.

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HEYU LEISURE HOLIDAYS CORPORATION

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE 4 - STOCKHOLDER'S EQUITY

The Company is authorized to issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock.

In July, 2013, the Company issued 20,000,000 common shares to two directors and officers for an aggregated amount of $2,000 in cash.

On January 13, 2014, the following events occurred which resulted in a change of control of the Company:

The Company redeemed an aggregate of 20,000,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $2,000.

James Cassidy and James McKillop, both directors of the Company and the then president and vice president, respectively, resigned such directorships and all offices of the Company. Neither Messrs. Cassidy nor McKillop retain any shares of the Company's common stock.

Ban Siong Ang was named as Sole Director of the Company and serves as its Chief Executive Officer. On January 14, 2014, the Company issued 1,000,000 shares of its common stock at par representing 100% of the then total outstanding 1,000,000 shares of common stock.

On August 8, 2014, the Company issued additional 59,000,000 shares of its common stock at par value for an aggregated amount of $5,900 in cash. Accordingly, the total outstanding of common stock is 60,000,000 shares as at 30 September 2014. These securities cannot be sold, transferred or otherwise disposed of by any investor to any other person or entity unless subsequently registered under the Securities Act of 1933, as amended, and under applicable law of the state or jurisdiction where sold, transferred or disposed of, unless such sale, transfer or disposition shall qualify under an allowed exemption to such registeration.

Hung Seng Tan is appointed as the Executive Director and Guan Chuan Tan is appointed as the Director of the Company during the period. Ban Siong Ang is appointed as Managing Director and serves as Chief Executive Officer subsequent to the appointment of new Directors.

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